INVESTMENTS	12 Months Ended
Dec. 31, 2025
Equity Method Investments and Joint Ventures [Abstract]
INVESTMENTS	INVESTMENTS

The Company has various investments in entities in which it holds a significant but non-controlling interest through voting equity or through representation on the entities’ board of directors or equivalent governing bodies. Accordingly, the Company was deemed to have significant influence resulting in the Company accounting for these investments under the equity method (in thousands):

	5042 Real Estate Investment, LLC	Reeform, LLC	Lompoc TIC, LLC	TOTAL
Balance December 31, 2023	$1,971	$164	$192	$2,327
Gain (Loss) on Equity Method Investments	194	(164)	(16)	14
Balance December 31, 2024	2,165	—	176	2,341
Acquisition of Equity Method Investment	—	—	(173)	(173)
Consolidation of Equity Method Investment	(2,252)	—	—	(2,252)
Gain (Loss) on Equity Method Investments	87	—	(3)	84
Balance at December 31, 2025	$—	$—	$—	$—
During the years ended December 31, 2025 and 2024, the Company recorded net gains from equity method investments of $84 thousand and $14 thousand, respectively. Equity investments are classified as Level 3 investments in the fair value hierarchy. These investments are recorded at the amount of the Company’s initial investment and adjusted for the Company’s share of the investee’s income or loss and dividends paid.
During the year ended December 31, 2025, the Company consolidated 5042 Real Estate Investment, LLC and its associated tenancy in common investment and recognized an increase of $3.4 million in total shareholders’ equity. See Note 6 – Property, Plant and Equipment.
On August 18, 2025, the Company acquired the remaining 76% ownership interest in a property located in Lompoc, California. See Note 6 – Property, Plant and Equipment.